CCC Intelligent Solutions Holdings Inc. Announces Fourth Quarter and Fiscal Year 2022 Financial Results

March 1, 2023 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months and year ended December 31, 2022.

“CCC delivered another year of strong financial performance, with 2022 revenue growth of 14% and adjusted EBITDA margin of 39%, with revenue and adjusted EBITDA above our guidance ranges. We believe our solid performance reflects the durability of our business as we continue to deliver innovation and operational efficiency for our customers,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“Our customers are adopting advanced digital capabilities as a primary mechanism to improve the consumer claims experience while simultaneously dealing with a challenging operating environment characterized by labor shortages, inflation, cycle time increases, and greater vehicle complexity,” continued Ramamurthy. “These solutions increasingly leverage CCC’s AI capabilities and interconnected network to deliver process improvements and more holistic consumer experiences. We deeply appreciate the trust our customers are placing in us when they adopt more CCC solutions.”

Fourth Quarter 2022 Financial Highlights

Revenue

•
Total revenue was $204.1 million for the fourth quarter of 2022, compared to $187.1 million for the fourth quarter of 2021.

Profitability

•
GAAP gross profit was $145.5 million, representing a gross margin of 71%, for the fourth quarter of 2022, compared with $139.4 million, representing a gross margin of 75%, for the fourth quarter of 2021. Adjusted gross profit was $157.2 million, representing an adjusted gross margin of 77%, for the fourth quarter of 2022, compared with $147.0 million, representing an adjusted gross margin of 79%, for the fourth quarter of 2021.
•
GAAP operating income was $9.7 million for the fourth quarter of 2022, compared with GAAP operating income of $15.3 million for the fourth quarter of 2021. Adjusted operating income was $72.2 million for the fourth quarter of 2022, compared with adjusted operating income of $69.3 million for the fourth quarter of 2021.
•
GAAP net income was $1.1 million for the fourth quarter of 2022, compared with GAAP net loss of $57.9 million for the fourth quarter of 2021. Adjusted net income was $44.0 million for the fourth quarter of 2022, compared with $49.2 million for the fourth quarter of 2021.
•
Adjusted EBITDA was $80.1 million for the fourth quarter of 2022, compared with adjusted EBITDA of $75.7 million for the fourth quarter of 2021. Adjusted EBITDA grew 6% in the fourth quarter of 2022 as compared to the fourth quarter of 2021.

Full Year 2022 Financial Highlights

Revenue

•
Total revenue was $782.4 million for the full year 2022, an increase of 14% from $688.3 million for the full year 2021.

Profitability

•
GAAP gross profit was $568.5 million, representing a gross margin of 73%, for the full year 2022, compared with $492.6 million, representing a gross margin of 72%, for the full year 2021. Adjusted gross profit was $604.8 million, representing an adjusted gross margin of 77%, for the full year 2022, compared with $533.5 million, representing an adjusted gross margin of 78%, for the full year 2021.
•
GAAP operating income was $51.9 million for the full year 2022, compared with GAAP operating loss of $144.7 million for the full year 2021. Adjusted operating income was $276.7 million for the full year 2022, compared with adjusted operating income of $236.8 million for the full year 2021.
•
GAAP net income was $38.4 million for the full year 2022, compared with GAAP net loss of $248.9 million for the full year 2021. Adjusted net income was $176.4 million for the full year 2022, compared with $130.3 million for the full year 2021.
•
Adjusted EBITDA was $305.4 million for the full year 2022, compared with adjusted EBITDA of $261.4 million for the full year 2021. Adjusted EBITDA grew 17% in the full year 2022 as compared to the full year 2021.

Liquidity

•
CCC had $323.8 million in cash and cash equivalents and $792.0 million of total debt at December 31, 2022. The Company generated $199.9 million in cash from operating activities and had free cash flow of $152.0 million during the full year 2022, compared with $127.3 million generated in cash from operating activities and $89.0 million in free cash flow in the full year 2021.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

4th Quarter and Recent Business Highlights

•
CCC continued to deliver solutions to its insurance customer group at scale, touching more claims with more solutions than ever before. In 2022, for example, the highest number of U.S. auto insurance claims in the company’s history were processed using CCC solutions. The digital channel continues to scale, with mobile as a method of auto claim inspection increasing by 20% in 2022. During Q4, CCC renewed a top-10 auto insurer (based on direct premium written) for a 5-year extension, and had numerous cross-selling successes, including several insurance clients who added Casualty solutions to their portfolio of existing CCC products for the first time.
•
CCC experienced ongoing strength across its repair facility customer group, growing revenue through a combination of new logos, cross-selling, and upselling. In 2022, CCC added over 1,000 new rooftops and now has over 28,000 repair facilities on the CCC ONE® network. In Q4, CCC expanded its relationship with a leading multi-store operator seeking platform standardization across their collision, fleet, and paint operations for an additional 400 locations. In addition, the number of repair facilities using 4 or more CCC solutions has increased by over 20% over the past two years.
•
CCC is increasingly using artificial intelligence across its solution set to help clients make decisions faster. Over 100 of CCC’s 300+ insurance customers are actively using CCC’s AI-powered capabilities. In 2022, the application of advanced computer vision AI for claims processing increased 60 percent year-over-year. Over 14 million unique claims have been processed to date using a CCC deep learning AI solution – with 2022 at three times the level of 2019 – and the number of claims using 4 or more of CCC’s AI applications doubled year-over-year. CCC increased to 15 the total number of insurance carriers using CCC® Estimate - STP, the industry-first AI-powered touchless estimating solution. These 15 carriers include 7 of the top-10 auto insurers in the U.S. by direct written premium and represent over 50% of U.S. auto insurance claim volume.

Business Outlook

Based on information as of today, March 1, 2023, the Company is issuing the following financial guidance:

First Quarter Fiscal 2023	Full Year Fiscal 2023

Revenue	$202 million to $204 million	$842 million to $850 million

Adjusted EBITDA	$76 million to $78 million	$330 million to $338 million

Conference Call Information

CCC will host a conference call today, March 1, 2023, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	December 31,	December 31,
	2022	2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$323,788	$182,544
Accounts receivable—Net of allowances of $5,339 and $3,791 as of December 31, 2022 and 2021, respectively	98,353	78,793
Income taxes receivable	4,015	318
Deferred contract costs	16,556	15,069
Other current assets	36,358	46,181
Total current assets	479,070	322,905
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	146,443	135,845
OPERATING LEASE ASSETS	32,874	37,234
INTANGIBLE ASSETS—Net	1,118,819	1,213,249
GOODWILL	1,495,129	1,466,884
DEFERRED FINANCING FEES, REVOLVER—Net	2,286	2,899
DEFERRED CONTRACT COSTS	20,161	22,117
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	45,911	26,165
TOTAL	$3,350,921	$3,237,526
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$27,599	$12,918
Accrued expenses	71,445	66,691
Income taxes payable	922	7,243
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	2,876	2,703
Operating lease liabilities	5,484	8,052
Deferred revenues	35,239	31,042
Total current liabilities	151,565	136,649
LONG-TERM DEBT—Net	774,132	780,610
DEFERRED INCOME TAXES—Net	241,698	275,745
LONG-TERM LICENSING AGREEMENT—Net	30,752	33,629
OPERATING LEASE LIABILITIES	54,245	56,133
WARRANT LIABILITIES	36,405	62,478
OTHER LIABILITIES	2,658	5,785
Total liabilities	1,291,455	1,351,029
COMMITMENTS AND CONTINGENCIES (Notes 23 and 24)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 622,072,905 and 609,768,296 shares issued and outstanding at December 31, 2022 and 2021, respectively	62	61
Additional paid-in capital	2,754,055	2,618,924
Accumulated deficit	(707,946)	(746,352)
Accumulated other comprehensive loss	(884)	(315)
Total stockholders’ equity	2,045,287	1,872,318
TOTAL	$3,350,921	$3,237,526

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
REVENUES	$204,106	$187,083	$782,448	$688,288
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	51,827	41,117	187,001	169,335
Amortization of acquired technologies	6,745	6,580	26,938	26,320
Total cost of revenues (1)	58,572	47,697	213,939	195,655
GROSS PROFIT	145,534	139,386	568,509	492,633
OPERATING EXPENSES:
Research and development (1)	42,246	37,097	156,957	165,991
Selling and marketing (1)	30,863	27,511	119,594	148,861
General and administrative (1)	44,665	41,353	167,758	250,098
Amortization of intangible assets	18,066	18,126	72,278	72,358
Total operating expenses	135,840	124,087	516,587	637,308
OPERATING INCOME (LOSS)	9,694	15,299	51,922	(144,675)
INTEREST EXPENSE	(13,204)	(7,442)	(38,990)	(58,990)
INTEREST INCOME	908	—	908	—
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS	(328)	—	5,663	8,373
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	2,621	(37,612)	26,073	(64,501)
GAIN ON SALE OF COST METHOD INVESTMENT	—	—	3,587	—
LOSS ON EARLY EXTINGUISHMENT OF DEBT	—	—	—	(15,240)
OTHER INCOME—Net	123	113	699	114
PRETAX INCOME (LOSS)	(186)	(29,642)	49,862	(274,919)
INCOME TAX (PROVISION) BENEFIT	1,258	(28,227)	(11,456)	26,000
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	1,072	(57,869)	38,406	(248,919)
Less: net income (loss) attributable to non-controlling interest	—		—	—
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$1,072	$(57,869)	$38,406	$(248,919)

Net income (loss) per share attributable to common stockholders:
Basic	$0.00	$(0.10)	$0.06	$(0.46)
Diluted	$0.00	$(0.10)	$0.06	$(0.46)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	612,448,089	596,023,745	607,760,886	543,558,222
Diluted	643,941,176	596,023,745	642,841,596	543,558,222
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	1,072	(57,869)	38,406	(248,919)
Other comprehensive (loss) income—Foreign currency translation adjustment	235	(26)	(569)	(44)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	1,307	(57,895)	37,837	(248,963)
Less: comprehensive income (loss) attributable to non-controlling interest	—	—	—	—

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$1,307	$(57,895)	$37,837	$(248,963)

(1) Includes stock-based compensation expense as follows (in thousands):
	Three months ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenues	$1,645	$1,081	$5,812	$13,644
Research and development	5,103	3,933	19,536	40,681
Sales and marketing	6,978	4,985	25,309	65,045
General and administrative	15,002	16,583	58,840	142,625
Total stock-based compensation expense	$28,728	$26,582	$109,497	$261,995

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$38,406	$(248,919)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	27,933	24,451
Amortization of intangible assets	99,216	98,678
Deferred income taxes	(34,401)	(46,883)
Stock-based compensation	109,497	261,995
Amortization of deferred financing fees	1,878	3,682
Amortization of discount on debt	257	604
Change in fair value of derivative instruments	(5,663)	(8,373)
Change in fair value of warrant liabilities	(26,073)	64,501
Change in fair value of estimated contingent consideration	(100)	—
Loss on early extinguishment of debt	—	15,240
Non-cash lease expense	3,697	6,279
Gain on divestiture	—	(600)
Gain on sale of cost method investment	(3,587)	—
Loss on disposal of software, equipment and property	2,651	—
Other	104	541
Changes in:
Accounts receivable—Net	(19,844)	(4,725)
Deferred contract costs	(1,487)	(3,152)
Other current assets	9,792	(12,273)
Deferred contract costs—Non-current	1,956	(7,728)
Other assets	(14,501)	(7,838)
Operating lease assets	3,448	6,354
Income taxes	(10,018)	3,833
Accounts payable	15,516	(1,052)
Accrued expenses	4,592	8,347
Operating lease liabilities	(7,241)	(8,398)
Deferred revenues	4,196	4,513
Extinguishment of interest rate swap liability	—	(9,987)
Other liabilities	(317)	(11,755)
Net cash provided by operating activities	199,907	127,335
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of cost method investment	3,901	—
Acquisition of Safekeep, Inc., net of cash	(32,242)	—
Purchases of software, equipment, and property	(47,951)	(38,321)
Purchase of equity method investment	—	(10,228)
Purchase of intangible asset	—	(49)
Net cash used in investing activities	(76,292)	(48,598)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	27,693	5,085
Proceeds from employee stock purchase plan	3,197	—
Payments for employee taxes withheld upon vesting of equity awards	(5,015)	—
Principal payments on long-term debt	(8,000)	(1,336,153)
Proceeds from issuance of long-term debt, net of fees paid to lender	—	789,927
Net proceeds from equity infusion from the Business Combination	—	763,300
Payment of fees associated with early extinguishment of long-term debt	—	(4,821)
Dividends to CCCIS stockholders	—	(269,174)
Deemed distribution to CCCIS option holders	—	(9,006)
Proceeds from issuance of common stock	—	1,007
Tax effect of Business Combination transaction costs	—	1,395
Net cash provided by (used in) financing activities	17,875	(58,440)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(246)	129
NET CHANGE IN CASH AND CASH EQUIVALENTS	141,244	20,426
CASH AND CASH EQUIVALENTS:
Beginning of period	182,544	162,118
End of period	$323,788	$182,544
NONCASH INVESTING AND FINANCING ACTIVITIES:
Unpaid liability related to software, equipment, and property	$100	$8,035
Leasehold improvements acquired by tenant improvement allowance	$—	$16,924
Fair value of assumed Public Warrants exercised	$—	$60,481
Contingent consideration related to business acquisition	$200	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$36,636	$54,980
Cash (paid) received for income taxes—Net	$(55,697)	$(15,233)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(amounts in thousands, except percentages)	2022	2021	2022	2021
Gross Profit	$145,534	$139,386	$568,509	$492,633
Amortization of acquired technologies	6,745	6,580	26,938	26,320
Stock-based compensation and related employer payroll tax	1,712	1,081	6,090	13,644
Contract termination costs	3,248	—	3,248	—
Business combination transaction costs	—	—	—	905
Adjusted Gross Profit	$157,239	$147,047	$604,785	$533,502
Gross Profit Margin	71%	75%	73%	72%
Adjusted Gross Profit Margin	77%	79%	77%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2022	2021	2022	2021
Operating expenses	$135,840	$124,087	$516,587	$637,308
Amortization of intangible assets	(18,066)	(18,126)	(72,278)	(72,358)
Stock-based compensation expense and related employer payroll tax	(27,279)	(25,501)	(105,775)	(248,351)
Lease abandonment	(4,915)	(326)	(6,137)	(2,582)
Contract termination costs	(3,248)	—	(3,248)	—
M&A and integration costs	(11)	—	(1,772)	—
Lease overlap costs	—	(924)	(1,338)	(3,697)
Business combination transaction and related costs	(174)	(1,914)	(1,330)	(11,480)
Plaintiff litigation costs	(894)	—	(894)	—
Change in fair value of contingent consideration	100	—	100	—
Income (costs) related to divestiture, net	459	428	877	(2,177)
Adjusted operating expenses	$81,812	$77,724	$324,792	$296,663

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2022	2021	2022	2021
Operating income (loss)	$9,694	$15,299	$51,922	$(144,675)
Amortization of intangible assets	18,066	18,126	72,278	72,358
Amortization of acquired technologies—Cost of revenue	6,745	6,580	26,938	26,320
Stock-based compensation expense and related employer payroll tax	28,991	26,582	111,865	261,995
Lease abandonment	4,915	326	6,137	2,582
Contract termination costs	3,248	—	3,248	—
M&A and integration costs	11	—	1,772	—
Lease overlap costs	—	924	1,338	3,697
Business combination transaction and related costs	174	1,914	1,330	12,385
Plaintiff litigation costs	894	—	894	—
Change in fair value of contingent consideration	(100)	—	(100)	—
(Income) costs related to divestiture, net	(459)	(428)	(877)	2,177
Adjusted operating income	$72,179	$69,323	$276,745	$236,839

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2022	2021	2022	2021
Net income (loss)	$1,072	$(57,869)	$38,406	$(248,919)
Interest expense	13,204	7,442	38,990	58,990
Interest income	(908)	—	(908)	—
Income tax provision (benefit)	(1,258)	28,227	11,456	(26,000)
Amortization of intangible assets	18,066	18,126	72,278	72,358
Amortization of acquired technologies—Cost of revenue	6,745	6,580	26,938	26,320
Depreciation and amortization related to software, equipment and property	7,778	6,290	27,933	24,451
EBITDA	44,699	8,796	215,093	(92,800)
Stock-based compensation expense and related employer payroll tax	28,991	26,582	111,865	261,995
Lease abandonment	4,915	326	6,137	2,582
Contract termination costs	3,248	—	3,248	—
M&A and integration costs	11	—	1,772	—
Lease overlap costs	—	924	1,338	3,697
Business combination transaction and related costs	174	1,914	1,330	12,385
Plaintiff litigation costs	894	—	894	—
Change in fair value of contingent consideration	(100)	—	(100)	—
(Income) costs related to divestiture, net	(459)	(428)	(877)	2,177
Gain on sale of cost method investment	—	—	(3,587)	—
Change in fair value of derivative instruments	328	—	(5,663)	(8,373)
Change in fair value of warrant liabilities	(2,621)	37,612	(26,073)	64,501
Loss on early extinguishment of debt	—	—	—	15,240
Adjusted EBITDA	$80,080	$75,726	$305,377	$261,404
Adjusted EBITDA Margin	39%	40%	39%	38%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2022	2021	2022	2021
Net income (loss)	$1,072	$(57,869)	$38,406	$(248,919)
Amortization of intangible assets	18,066	18,126	72,278	72,358
Amortization of acquired technologies—Cost of revenue	6,745	6,580	26,938	26,320
Stock-based compensation expense and related employer payroll tax	28,991	26,582	111,865	261,995
Lease abandonment	4,915	326	6,137	2,582
Contract termination costs	3,248	—	3,248	—
M&A and integration costs	11	—	1,772	—
Lease overlap costs	—	924	1,338	3,697
Business combination transaction and related costs	174	1,914	1,330	12,385
Plaintiff litigation costs	894	—	894	—
Change in fair value of contingent consideration	(100)	—	(100)	—
(Income) costs related to divestiture, net	(459)	(428)	(877)	2,177
Gain on sale of cost method investment	—	—	(3,587)	—
Change in fair value of derivative instruments	328	—	(5,663)	(8,373)
Change in fair value of warrant liabilities	(2,621)	37,612	(26,073)	64,501
Loss on early extinguishment of debt	—	—	—	15,240
Tax effect of adjustments	(17,302)	15,450	(51,495)	(73,684)
Adjusted net income	$43,962	$49,217	$176,411	$130,279

Adjusted net income per share attributable to common stockholders
Basic	$0.07	$0.08	$0.29	$0.24
Diluted	$0.07	$0.08	$0.27	$0.23

Weighted average shares outstanding
Basic	612,448,089	596,023,745	607,760,886	543,558,222
Diluted	643,941,176	637,445,530	642,841,596	575,619,243

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2022	2021	2022	2021
Net cash provided by operating activities	$81,469	$30,610	$199,907	$127,335
Less: Purchases of software, equipment and property	(9,107)	(13,299)	(47,951)	(38,321)
Less: Purchase of intangible assets	—	—	—	(49)
Free cash flow	$72,362	$17,311	$151,956	$88,965